UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 25, 2026

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 25, 2026, SM Energy Company (“Company”) issued a press release announcing its fourth quarter and full year 2025 financial and operating results and year-ended 2025 reserves. On the same date, the Company issued a separate press release providing its 2026 outlook and guidance, and announced its planned participation in upcoming investor conferences and the related details. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this report and incorporated by reference herein. As indicated in the press releases, the Company scheduled a webcast and conference call for February 26, 2026, at 8:00 a.m. Mountain time/10:00 a.m. Eastern time to answer questions. The conference call is publicly accessible via webcast (available live and for replay) and telephone, and the press releases include instructions for accessing the webcast via the Company's website and dial-in information for the call. Availability of the webcast on the Company’s website is at the Company’s discretion and may be discontinued at any time.
Item 8.01    Other Events.
On February 25, 2026, the Company announced that its Board of Directors approved an increase to the Company’s fixed dividend policy. In connection with the increased fixed dividend policy, the Board of Directors approved a dividend of $0.22 per share of common stock outstanding that will be paid on March 23, 2026 to stockholders of record at the close of business on March 9, 2026. The increased fixed dividend policy and recently declared dividend are discussed in the press release furnished as Exhibit 99.2 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of SM Energy Company dated February 25, 2026, entitled "SM Energy Reports Fourth Quarter and Full-Year 2025 Financial and Operating Results"
99.2	Press release of SM Energy Company dated February 25, 2026, entitled "SM Energy Provides 2026 Outlook"
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	February 25, 2026	By:	/s/ ALAN D. BENNETT
Alan D. Bennett
Vice President - Controller
(Principal Accounting Officer)